AmeriCredit Automobile Receivables Trust 2001-A

Class A-1 5.5325 % Asset Backed Notes

Class A-2 5.3600 % Asset Backed Notes

Class A-3 Floating Rate Asset Backed Notes

Class A-4 Floating Rate Asset Backed Notes

Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of January 25, 2001.  Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:	08/01/2002					Original
Monthly Period Ending:	08/31/2002	Purchases	Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:	08/06/2002	Initial Purchase	45,831	01/25/2001	02/06/2001	$700,000,812
Distribution Date:	09/06/2002	Sub. Purchase #1	21,215	03/22/2001	03/29/2001	$300,004,894
Days of Interest for Period:	31	Sub. Purchase #2	25,957	04/09/2001	04/16/2001	$400,002,537
Days in Collection Period:	31
Months Seasoned:	19	Total	93,003			$1,400,008,243

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance			{1}	$837,996,594

{2}	Purchase of Subsequent Receivables			{2}	0

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period	{3}	24,460,460
	{4}	Collections on Receivables paid off during period	{4}	11,291,482
	{5}	Receivables becoming Liquidated Receivables during period	{5}	10,971,179
	{6}	Receivables becoming Purchased Receivables during period	{6}	0
	{7}	Other Receivables adjustments	{7}	2,334
	{8}	Less amounts allocable to Interest	{8}	(12,519,513)

	{9}	Total Monthly Principal Amounts		{9}	34,205,942

{10}	End of period Aggregate Principal Balance			{10}	$803,790,652

{11}	Pool Factor ({10} / Original Pool Balance)			{11}	57.4132800%

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{12}	Original Note Balance	{12}	$200,000,000	$515,000,000	$214,000,000	$471,000,000	$1,400,000,000

{13}	Beginning of period Note Balance	{13}	$0	$77,576,901	$214,000,000	$471,000,000	$762,576,901

{14}	Noteholders' Principal Distributable Amount	{14}	0	31,127,408	0	0	31,127,408
{15}	Noteholders' Accelerated Principal Amount	{15}	0	0	0	0	0
{16}	Accelerated Payment Amount Shortfall	{16}	0	0	0	0	0
{17}	Deficiency Claim Amount	{17}	0	0	0	0	0

{18}	End of period Note Balance	{18}	$0	$46,449,493	$214,000,000	$471,000,000	$731,449,493

{19}	Note Pool Factors ({18} / {12})	{19}	0.0000000%	9.0193190%	100.0000000%	100.0000000%	52.2463924%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{20}	Beginning of period Pre-Funding Account balance	{20}		$0
{21}	Purchase of Subsequent Receivables	{21}	0
{22}	Investment Earnings	{22}	0
{23}	Investment Earnings Transfer to Collections Account	{23}	0
{24}	Payment of Mandatory Prepayment Amount	{24}	0
{25}	Total Month Activity	{25}		0
{26}	End of period Pre-Funding Account balance	{26}		$0

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{27}	Total Monthly Principal Amounts	{27}		$34,205,942
{28}	Required Pro-forma Note Balance	{28}	731,449,493
{29}	Pro-forma Note Balance	{29}	728,370,959
{30}	Step-down Amount (Max of 0 or ({28} - {29}))	{30}		3,078,534
{31}	Principal Distributable Amount ({27} - {30})	{31}		$31,127,408

V.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{32}	Beginning of period Capitalized Interest Account balance	{32}		$0
{33}	Monthly Capitalized Interest Amount	{33}	0
{34}	Investment Earnings	{34}	0
{35}	Investment Earnings Transfer to Collections Account	{35}	0
{36}	Payment of Overfunded Capitalized Interest Amount	{36}	0
{37}	Payment of Remaining Capitalized Interest Account	{37}	0
{38}	Total Monthly Activity	{38}		0
{39}	End of period Capitalized Interest Account balance	{39}		$0

VI.	RECONCILIATION OF COLLECTION ACCOUNT:
	Available Funds:
	{40}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)			{40}	$35,524,637
	{41}	Liquidation Proceeds collected during period			{41}	3,823,925
	{42}	Purchase Amounts deposited in Collection			{42}	0
	{43}	Investment Earnings - Collection Account			{43}	32,161
	{44}	Investment Earnings - Transfer From Prefunding Account			{44}	0
	{45}	Investment Earnings - Transfer From Capitalized Interest Account			{45}	0
	{46}	Collection of Supplemental Servicing - Extension Fees			{46}	233,917
	{47}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced			{47}	231,630
	{48}	Collection of Supplemental Servicing - Late Fees			{48}	187,808
	{49}	Monthly Capitalized Interest Amount			{49}	0
	{50}	Mandatory Note Prepayment Amount			{50}	0
	{51}	Proceeds from Swap Agreement			{51}	0
	{52}	Total Available Funds			{52}		40,034,078
	Distributions:		Class A-3	Class A-4
	{53}	Swap Payments to Swap Provider	665,243	1,554,195	{53}	2,219,438
	{54}	Base Servicing Fee - to Servicer			{54}	1,571,244
	{55}	Repo and Recovery Fees - reimbursed to Servicer			{55}	231,630
	{56}	Bank Service Charges - reimbursed to Servicer			{56}	6,263
	{57}	Late Fees - to Servicer			{57}	187,808
	{58}	Agent fees - to Trustee			{58}	0

Noteholders' Interest Distributable Amount
Beginning	Interest	Interest	Calculated
Class	Note Balance	Carryover	Rate	Days	Days Basis	Interest
{59}	Class A - 1	$0	0	5.53250%	31	Actual days/360	$0	{59}	0
{60}	Class A - 2	77,576,901	0	5.36000%	30	30/360	346,510	{60}	346,510
{61}	Class A - 3	214,000,000	0	2.00000%	31	Actual days/360	368,556	{61}	368,556
{62}	Class A - 4	471,000,000	0	2.04000%	31	Actual days/360	827,390	{62}	827,390

Noteholders' Principal Distributable Amount
Principal	Principal	Excess	Mandatory	Total
Class	Distributable	Carryover	Principal Due	Note Prepayment	Principal
{63}	Class A - 1	$0	0	0	0	$0	{63}	0
{64}	Class A - 2	31,127,408	0	0	0	31,127,408	{64}	31,127,408
{65}	Class A - 3	0	0	0	0	0	{65}	0
{66}	Class A - 4	0	0	0	0	0	{66}	0
{67}	Security Insurer Premiums - to FSA	{67}	152,385
{68}	Total distributions	{68}	37,038,632
{69}	Excess Available Funds (or Deficiency Claim Amount )	{69}	2,995,446
{70}	Deposit to Spread Account to Increase to Required Level	{70}	0
{71}	Noteholders' Accelerated Principal Amount	{71}	0
{72}	Deposit to Spread Account	{72}	$2,995,446

VlI.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{73}	Excess Available Funds ({69} - {70})	{73}	n/a
{74}	Pro Forma Note Balance ({13} - {9})	{74}	n/a
{75}	Required Pro Forma Note Balance (91.0% x ({10} + {26}))	{75}	n/a
{76}	Excess of Pro Forma Balance over Required Balance ({74} - {75})	{76}	n/a
{77}	End of Period Class A-1 Note Balance	{77}	n/a
{78}	Lesser of {76} or {77}	{78}	n/a
{79}	Accelerated Principal Amount (lesser of {73} or {78})	{79}		$0

VIII.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{80}	Pro Forma Note Balance ({13} - {9})	{80}	n/a
{81}	Required Pro Forma Note Balance (91.0% x ({10} + {26}))	{81}	n/a
{82}	Excess of Pro Forma Balance over Required Balance ({80} - {81})	{82}	n/a
{83}	End of Period Class A-1 Note Balance	{83}	n/a
{84}	Greater of {82} or {83}	{84}	n/a
{85}	Excess Available Funds ({69} - {70})	{85}	n/a
{86}	Investment Earnings on Collection Account ({43})	{86}	n/a
{87}	Accelerated Payment Amount Shortfall ({84} - {85} + {86})	{87}		$0

IX.	RECONCILIATION OF SPREAD ACCOUNT:	Initial	Sub #1	Sub #2
						Total
{88}	Initial or Subsequent Spread Account Deposits	$14,000,016	6,000,098	7,999,886		$28,000,000

{89}	Beginning of period Spread Account balance			{89}		$25,139,898
	Additions to Spread Account
	{90}	Deposits from Collections Account ({70} + {72})		{90}	2,995,446
	{91}	Investment Earnings		{91}	35,494
	{92}	Deposits Related to Subsequent Receivables Purchases		{92}	0
	{93}	Total Additions		{93}		3,030,940
{94}	Spread Account balance available for withdrawals			{94}		28,170,838
	Requisite Amount of Spread Account
		Floor Amount (Calculation Below) =	21,000,124
	{95}	(Max of (1.)$100,000 or (2.) Lesser of Note Balance and 1.5% Original Pool Balance)		{95}	0
	{96}	Recourse Reduction Amount (if any)		{96}	0
	{97}	If OC percentage is equal to or greater than 12%, then((12% - OC Level) *Aggr. End Bal.)	24,113,720	{97}	24,113,720
	{98}	If OC percentage is less than 12%, then 3% of Aggr. End Balance plus Ending Prefund Balance		{98}	0
	{99}	If Trigger Event exists then 16% of the Aggregate Principal Balance		{99}	0
	{100}	If an Insurance Agreement Event of Default exists then an unlimited amount (as specified by FSA)		{100}	0
	{101}	Requisite Amount of Spread Account		{101}		24,113,720

	Withdrawals from Spread Account
	{102}	Priority First - Deficiency Claim Amount		{102}	0
		Priority Second - Accelerated Payment Amount Shortfall =	0
	{103}	Accelerated Payment Amount Shortfall in Excess of Requisite Amount		{103}	0
	{104}	Priority Third through Fourth		{104}
	{105}	Priority Fifth through Sixth		{105}
	{106}	Priority Seventh - to Servicer		{106}	4,057,118
	{107}	Total withdrawals		{107}		4,057,118

{108}	End of period Spread Account balance			{108}		24,113,720

X.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{109}	Aggregate Principal Balance	{109}	803,790,652
	{110}	End of period Note Balance	{110}	731,449,493
	{111}	Line {109} less line {110} (During Funding Period amount equal to zero)	{111}	72,341,159
	{112}	OC level {111} / {109}	{112}	9.00%
	{113}	Ending Spread Balance as a percentage of Aggregate Principal Balance ({108} / {109})	{113}	3.00%
	{114}	OC Percentage ({112} + {113})	{114}		12.00%

By:	/s/Preston A. Miller
Name:	Preston A. Miller
Title:	Executive Vice President and Treasurer
Date:	September 3, 2002

AmeriCredit Automobile Receivables Trust 2001-A

Class A-1 5.5325 % Asset Backed Notes

Class A-2 5.3600 % Asset Backed Notes

Class A-3 Floating Rate Asset Backed Notes

Class A-4 Floating Rate Asset Backed Notes

Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of January 25, 2001.  Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:	08/01/2002
Monthly Period Ending:	08/31/2002
Prev. Distribution/Close Date:	08/06/2002
Distribution Date:	09/06/2002
Days of Interest for Period:	31
Days in Collection Period:	31
Months Seasoned:	19

I.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{1}	Original Note Balance	{1}	$200,000,000	$515,000,000	$214,000,000	$471,000,000	$1,400,000,000

{2}	Preliminary End of period Note Balance	{2}	$0	$46,449,493	$214,000,000	$471,000,000	$731,449,493

{3}	Deficiency Claim Amount	{3}	0	0	0	0	0

{4}	End of period Note Balance	{4}	$0	$46,449,493	$214,000,000	$471,000,000	$731,449,493

{5}	Note Pool Factors {4} / {1}	{5}	0.0000000%	9.0193190%	100.0000000%	100.0000000%	52.2463924%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{6}	Preliminary End of period Spread Account balance	{6}	$24,113,720

{7}	Priority First - Deficiency Claim Amount from preliminary certificate	{7}	0

{8}	End of period Spread Account balance	{8}	$24,113,720

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{9}	Original Number of Receivables	{9}	45,831
{10}	Beginning of period number of Receivables	{10}	0	65,319
{11}	Number of Subsequent Receivables Purchased	{11}	47,172	0
{12}	Number of Receivables becoming Liquidated Receivables during period	{12}	10,724	836
{13}	Number of Receivables becoming Purchased Receivables during period	{13}	0	0
{14}	Number of Receivables paid off during period	{14}	18,846	1,050
{15}	End of period number of Receivables	{15}	63,433	63,433

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{16}	Weighted Average APR of the Receivables	{16}	19.06%	19.16%	19.16%
{17}	Weighted Average Remaining Term of the Receivables	{17}	62.00	44.66	43.75
{18}	Weighted Average Original Term of Receivables	{18}	62.00	63.00	63.00
{19}	Average Receivable Balance	{19}	$15,053	$12,829	$12,671
{20}	Aggregate Realized Losses	{20}	$0	$87,207,518	$94,354,772

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
	{21}	31-60 days	{21}	6,179	$83,360,808	9.95%
	{22}	61-90 days	{22}	2,042	26,974,691	3.22%
	{23}	over 90 days	{23}	850	11,231,594	1.34%
	{24}	Receivables with Scheduled Payment delinquent more than 30 days at end of period	{24}	9,071	$121,567,093	14.51%

VI.	PERFORMANCE TESTS:

	Delinquency Ratio
	{25}	Receivables with Scheduled Payment delinquent more than 60 days at end of period ({22} + {23})	{25}	$38,206,285
	{26}	Purchased Receivables with Scheduled Payment delinquent more than 60 days at end of period	{26}
	{27}	Beginning of period Principal Balance	{27}	837,996,594
	{28}	Delinquency Ratio {25} + {26} divided by {27}	{28}		4.56%
	{29}	Previous Monthly Period Delinquency Ratio	{29}		3.60%
	{30}	Second previous Monthly Period Delinquency Ratio	{30}		4.35%

	{31}	Average Delinquency Ratio ({28} + {29} + {30}) / 3	{31}		4.50%

	{32}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 5.00%.)	{32}		yes

	Cumulative Default Rate
	{33}	Defaulted Receivables in Current Period	{33}	$9,420,188
	{34}	Cumulative Defaulted Receivables from last month	{34}	165,511,645
	{35}	Cumulative Defaulted Receivables {33} + {34}	{35}	174,931,833
	{36}	Original Pool Balance	{36}	1,400,008,243
	{37}	Cumulative Default Rate {35} divided by {36}	{37}		12.50%

	{38}	Compliance (Default Test Failure is a Cumulative Default Rate equal to or greater than 16.26%.)	{38}		yes

	Cumulative Net Loss Rate
	{39}	Receivables becoming Liquidated Receivables during period	{39}	$10,971,179
	{40}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{40}
	{41}	Liquidation Proceeds collected during period	{41}	(3,823,925)
	{42}	Net Losses during period {39} + {40} + {41}	{42}	7,147,254
	{43}	Net Losses since Initial Cut-off Date (Beginning of Period)	{43}	87,207,518
	{44}	Cumulative Net Loss Rate before 50% of 90 Day Delinquencies ({42} + {43}) / {46}	{44}		6.74%
	{45}	50% of Receivables with Scheduled Payment delinquent more than 90 days at end of period	{45}	12,604,186
	{46}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date	{46}	1,400,000,000
	{47}	Cumulative Net Loss Rate ({42} + {43} + {45}) / {46}	{47}		7.64%

	{48}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 9.17%.)	{48}		yes

	Extension Rate
	{49}	Principal Balance of Receivables extended during current period	{49}	$23,626,101
	{50}	Beginning of Period Aggregate Principal Balance	{50}	837,996,594
	{51}	Extension Rate {49} divided by {50}	{51}		2.82%
	{52}	Previous Monthly Extension Rate	{52}		2.87%
	{53}	Second previous Monthly Extension Rate	{53}		2.69%

	{54}	Average Extension Rate ({51} +{52} +{53}) / 3	{54}		2.79%

	{55}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4%.)	{55}		yes

By:	/s/Preston A. Miller
Name:	Preston A. Miller
Title:	Executive Vice President and Treasurer
Date:	September 3, 2002